SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                         -----------------------

                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2007


                       FLORIDA ROCK INDUSTRIES, INC.
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        (Exact name of registrant as specified in its charter)

       FLORIDA                 1-7159          59-0573002
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(State or other           (Commission       (I.R.S. Employer
jurisdiction               File Number)      Identification No.)
of incorporation)

155 East 21st Street
Jacksonville, Florida                              32206
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        CURRENT REPORT ON FORM 8-K

                       FLORIDA ROCK INDUSTRIES, INC.

                               July 16, 2007


ITEM 7.01.  REGULATION FD DISCLOSURE

	On July 16, 2007, Florida Rock Industries, Inc. (the "Company") issued a press release regarding a ruling issued in the Lake Belt litigation that impacts Florida Rock's Miami, Florida quarry. A copy of the press release is furnished as Exhibit 99.1.

	On July 17, 2007, the Company held a conference call to report on the impact of this ruling. A copy of the transcript of this conference call is attached as Exhibit 99.2.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)    Exhibits.

      99.1  Press Release dated July 16, 2007.

      99.2  Transcript from the July 17, 2007 Conference Call.

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                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


					FLORIDA ROCK INDUSTRIES, INC.


Date:  July 17, 2007			By:  /s/ John D. Milton, Jr.
       					-----------------------------
                                        John D. Milton, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer


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